EXHIBIT 10.04

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                          FIRST PREFERRED SHIP MORTGAGE
                        ON THE WHOLE OF THE CASINO ROUGE

                           (Official Number 1027353 )

                                   $50,000,000

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                         LOUISIANA CASINO CRUISES, INC.
                              1717 River Road North
                          Baton Rouge, Louisiana 70802
                               Owner and Mortgagor

                                   In Favor of

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        in its capacity as Trustee under
                       that certain Indenture dated as of
                     November __, 1998 between {Trustee] and
                         Louisiana Casino Cruises, Inc.
                               180 East 5th Street
                            St. Paul, Minnesota 55101
                    Attention: Corporate Trust Administration

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                             Dated November __, 1998

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                     Discharge Amount: $50,000,000 Together
                          With Interest, Expenses, Fees
                      and Performance of Mortgage Covenants

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                          FIRST PREFERRED SHIP MORTGAGE

                  FIRST PREFERRED SHIP MORTGAGE (the "MORTGAGE") made the __th day of November, 1998, by:

                  LOUISIANA CASINO CRUISES, INC.
                  1717 River Road North
                  Baton Rouge, Louisiana 70802

a corporation organized and existing under the laws of Louisiana (the "SHIPOWNER") in favor of

                 U.S. BANK TRUST NATIONAL ASSOCIATION AS TRUSTEE
                 180 East 5th Street
                 St. Paul, Minnesota  55101
                 Attention:  Corporate Trust Administration

a national banking association, as Trustee (the "MORTGAGEE") under that certain Indenture (the "INDENTURE") dated as of November __, 1998, between the Mortgagee and the Shipowner. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Indenture.

                  WHEREAS:

                   1. The Shipowner is the sole owner of the Vessel, Casino Rouge, having its home port at the Port of Baton Rouge, Louisiana. The Vessel is documented under the laws and flag of the United States, with official Number 1027353.

                   2. The Shipowner has duly authorized the creation of an issue of Senior Secured Interest Rates Notes Due 2001 (the "NOTES") more fully described in the Indenture.

                   3. In order to induce Initial Purchaser to purchase the Notes, and in order to secure (i) the due and punctual payment of the principal of, and interest on, the Notes and the payment of any fees, expenses and all other amounts at any time and from time to time payable by the Shipowner with respect to the Notes, or under the Indenture, or any of the Security Documents (the "TRANSACTION DOCUMENTS") and (ii) all the obligations of the Shipowner under this Mortgage (all such obligations recited in subsections (i) and (ii) of this Recital 3 being the "SECURED OBLIGATIONS", the Shipowner has duly authorized the execution and delivery of this First Preferred Mortgage under and pursuant to 46 United States Code, Sections 31301 through 31343, as amended from time to time (the "SHIP MORTGAGE ACT").

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                   4. For purposes of this Mortgage and in order to comply with
Section 31321(b)(3) of the Ship Mortgage Act, the parties to this Mortgage hereby declare that the maximum amount of Indebtedness that is now or will in the future be owed under the Secured Obligations at any one time is $50,000,000, plus interest (including, without limitation, interest after the filing of a petition initiating a proceeding referred to in Section 501(7) and (8) of the Indenture, whether or not such interest constitutes an allowed claim for purposes of such proceeding), expenses and fees incurred by the Trustee and/or the Holders and performance of the covenants of this Mortgage and the Transaction Documents.

                   5. The interest of the Shipowner in the Vessel (as defined below) and the interest mortgaged by this Mortgage is that of one-hundred percent (100%) absolute and sole ownership.

                  NOW, THEREFORE, in consideration of the premises and the purchase of the Notes and in order to secure the payment of the Secured Obligations and the performance and observance of all of the agreements, covenants and provisions contained in this Mortgage and in each other Transaction Document, THE SHIPOWNER HAS GRANTED, CONVEYED, MORTGAGED, PLEDGED, CONFIRMED, ASSIGNED, TRANSFERRED AND SET OVER, AND BY THESE PRESENTS DOES GRANT, CONVEY, MORTGAGE, PLEDGE, CONFIRM, ASSIGN, TRANSFER AND SET OVER, UNTO THE MORTGAGEE in its capacity as the Trustee for the benefit of the Holders the WHOLE of the vessel described in Recital 1 above, together with all of its boilers, engines, machinery, masts, spars, sails, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, fittings, equipment (other than any FF&E that was or will be acquired by FF&E Financing and subject to a perfected security interest in such FF&E) and all other appurtenances thereunto appertaining or belonging, and also any and all additions, improvements and replacements hereafter made in or to such Vessel, or any part thereof, or in or to her equipment and appurtenances aforesaid (each of the foregoing, individually, a "Vessel" and, collectively, the "VESSEL");

                  TO HAVE AND TO HOLD all and singular the above mortgaged and described property unto the Mortgagee and its successors and assigns, to its and its successors and assigns own use, benefit and behoof forever;

                  IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further covenants, conditions, provisions, terms and uses set forth in the attached Annex I;

                  PROVIDED, HOWEVER, and these presents are upon the condition that, if the Shipowner or any of its successors or


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assigns shall pay or cause to be paid the Secured Obligations in accordance with the terms hereof and of the other Transaction Documents, and shall perform and observe all of the agreements, covenants and provisions contained herein and in the other Transaction Documents, this Mortgage and the estate and rights hereby granted shall cease to be binding and be void, otherwise to remain in full force and effect.

                  IN WITNESS WHEREOF, the Shipowner has executed this Mortgage on the day and year first above written.


                                  LOUISIANA CASINO CRUISES, INC.

                                  By:
                                     ------------------------------------------
                                         Name:         Dan S. Meadows
                                         Title:        President

[SEAL]

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                                 ACKNOWLEDGMENT

STATE OF NEW YORK                   )
                                    : ss.:
COUNTY OF NEW YORK                  )

                  On November ___, 1998 before me personally came Dan S. Meadows to me known, who being by me duly sworn, did depose and say, that he resides at ____________________________ that he is the President of LOUISIANA CASINO CRUISES, INC. the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, that he signed his name thereto by like order.

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